Exhibit 99.1

PRESS RELEASE FOR IMMEDIATE ISSUE

FOR:	MDC Partners Inc.	CONTACT:	Matt Chesler, CFA
	745 Fifth Avenue, 19th Floor		VP, Investor Relations
	New York, NY 10151		646-412-6877
mchesler@mdc-partners.com

MDC PARTNERS INC. REPORTS RESULTS FOR THE
THREE AND SIX MONTHS ENDED JUNE 30, 2015

SECOND QUARTER HIGHLIGHTS:

•	Revenue increased to $336.6 million from $299.4 million, an increase of 12.4%
•	Net income attributable to MDC Partners of $29.6 million versus $16.5 million in the same period last year
•	Organic revenue increased 8.3%
•	Adjusted EBITDA of $47.5 million versus $48.9 million in the same period last year (see Schedules 2 and 3)
•	Adjusted EBITDA margin of 14.1% versus 16.3% in the same period last year (see Schedules 2 and 3)
•	Adjusted EBITDA Available for General Capital Purposes of $27.7 million versus $31.8 million in the same period last year (see Schedule 6)
•	Net New Business wins totaled $27.3 million
•	Declared cash dividend of $0.21 per share

YEAR-TO-DATE HIGHLIGHTS:

•	Revenue increased to $638.8 million from $574.2 million, an increase of 11.3%
•	Net loss attributable to MDC Partners of ($2.5) million versus income of $7.6 million in the same period last year
•	Organic revenue increased 7.8%
•	Adjusted EBITDA of $78.6 million versus $84.7 million in the same period last year (see Schedules 4 and 5)
•	Adjusted EBITDA margin of 12.3% versus 14.7% in the same period last year (see Schedules 4 and 5)
•	Adjusted EBITDA Available for General Capital Purposes of $38.0 million versus $52.3 million in the same period last year (see Schedule 6)
•	Net New Business wins totaled $55.3 million

New York, NY, August 6, 2015 (NASDAQ: MDCA; TSX: MDZ.A) – MDC Partners Inc. (“MDC Partners” or the “Company”) today announced financial results for the three and six months ended June 30, 2015.

Scott Kauffman, Chairman and Chief Executive Officer of MDC Partners, said, “We delivered strong results in the second quarter with exceptional organic growth of 8%, total revenue growth of 12% and solid cash generation. Adjusted EBITDA, while down modestly year over year due to the timing of revenue recognition associated with certain accounts, is tracking as predicted to our annual growth forecast. Our partner companies continue to consistently deliver best in class results on behalf of their clients, we are winning new business on a larger and increasingly global scale, and importantly, our unique culture is fostering talent and innovation. In the short-term we are on track to achieve our annual financial guidance, and in the long-term, we have never been in a better strategic position to continue posting industry leading operational and financial results. I am very excited about the future of MDC.”

Guidance for 2015 is reaffirmed as follows:

			Implied
	2014	2015	Year over Year
	Actuals	Guidance	Change
Revenue	$1.22 billion	$1.300 - $1.330 billion	+6.5% to +8.5%

Adjusted EBITDA	$179.4 million	$195 - $205 million	+8.7% to +14.3%

Implied Adjusted EBITDA Margin	14.7%	15.0% to 15.4%	+35 to 75 basis points

Adjusted EBITDA Available for	$98.8 million	$109 - $119 million	+10.3% to +20.4%
General Capital Purposes

Consolidated revenue for the second quarter of 2015 was $336.6 million, an increase of 12.4%, compared to $299.4 million in the second quarter of 2014. Adjusted EBITDA for the second quarter of 2015 was $47.5 million compared to $48.9 million in the second quarter of 2014. Net income attributable to MDC Partners in the second quarter was $29.6 million compared to $16.5 million in the second quarter of 2014. Diluted income per share from continuing operations attributable to MDC Partners common shareholders for the second quarter of 2015 was $0.56 compared to $0.35 per share in the second quarter of 2014. Adjusted EBITDA Available for General Capital Purposes was $27.7 million in the second quarter of 2015 compared to $31.8 million in the second quarter of 2014.

For the six month period ended June 30, 2015, consolidated revenue was $638.8 million, an increase of 11.3% compared to $574.2 million in the six months ended June 30, 2014. Adjusted EBITDA for the six months ended June 30, 2015 was $78.6 million compared to $84.7 million in the same period of 2014. Net loss attributable to MDC Partners in the six months ended June 30, 2015 was ($2.5) million compared to income of $7.6 million in the same period of 2014. Diluted income per share from continuing operations attributable to MDC Partners common shareholders for the six months ended June 30, 2015 was $0.05 compared to $0.18 per share in the same period of 2014. Adjusted EBITDA Available for General Capital Purposes was $38.0 million in the six months ended June 30, 2015, compared to $52.3 million in the same period of 2014.

David Doft, CFO of MDC Partners, said, “The fundamental performance of our business this quarter was strong and consistent with our expectations. We remain firmly on track for a successful second half of the year and to achieving our 17-19% mid-term margin outlook. We are particularly pleased with how we performed from a cash standpoint, despite $95.9 million of deferred acquisition consideration and step-up closing payments in the quarter. Our liquidity position is strong and affords us the flexibility to continue to build our business while also de-levering the balance sheet. We are exceptionally encouraged by where we stand heading into the back half of the year.”

MDC Partners Announces $0.21 per Share Quarterly Cash Dividend

MDC Partners today also announced that its Board of Directors has declared a cash dividend of $0.21 per share on all of its outstanding Class A shares and Class B shares. The quarterly dividend will be payable on or about September 1, 2015, to shareholders of record at the close of business on August 18, 2015.

Conference Call

Management will host a conference call on Thursday, August 6, 2015, at 5:00 p.m. (ET) to discuss results. Access the conference call by dialing 1-412-902-4266 or toll free 1-888-346-6216. An investor presentation has been posted on our website www.mdc-partners.com and may be referred to during the conference call.

A recording of the conference call will be available one hour after the call until 9:00 a.m. (ET), August 14, 2015, by dialing 1-412-317-0088 or toll free 1-877-344-7529 (passcode 10070129), or by visiting our website at www.mdc-partners.com.

About MDC Partners Inc.

MDC Partners is one of the fastest-growing and most influential marketing and communications networks in the world. Its 50+ advertising, public relations, branding, digital, social and event marketing agencies are responsible for some of the most memorable and engaging campaigns for the world’s most respected brands. By leveraging technology, data analytics, insights, and strategic consulting solutions, MDC Partners drives measurable results and optimizes return on marketing investment for over 1,500 clients worldwide.

As "The Place Where Great Talent Lives," MDC Partners is known for its unique partnership model, empowering the most entrepreneurial and innovative talent to drive competitive advantage and business growth for clients. For more information about MDC Partners and its partner firms, visit www.mdc-partners.com and follow us on Twitter: http://www.twitter.com/mdcpartners

Non-GAAP Financial Measures

In addition to its reported results, MDC Partners has included in this earnings release certain financial results that the Securities and Exchange Commission defines as "non-GAAP financial measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. These non-GAAP financial measures relate to: (1) presenting Adjusted EBITDA and EBITDA margin (as defined) for the three and six months ended June 30, 2015, and 2014; and (2) presenting Adjusted EBITDA Available for General Capital Purposes for the three and six months ended June 30, 2015, and 2014. Included in this earnings release are tables reconciling MDC Partners’ reported results to arrive at these non-GAAP financial measures.

This press release contains forward-looking statements. The Company’s representatives may also make forward-looking statements orally from time to time. Statements in this press release that are not historical facts, including statements about the Company’s beliefs and expectations, earnings guidance, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and “put” option rights, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

•	risks associated with the Subpoena and ongoing SEC investigation and related securities litigation claims;

•	risks associated with severe effects of international, national and regional economic downturn;

•	the Company’s ability to attract new clients and retain existing clients;

•	the spending patterns and financial success of the Company’s clients;

•	the Company’s ability to retain and attract key employees;

•	the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to “put” option right and deferred acquisition consideration;

•	the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities; and

•	foreign currency fluctuations.

The Company’s business strategy includes ongoing efforts to engage in acquisitions of ownership interests in entities in the marketing communications services industry. The Company intends to finance these acquisitions by using available cash from operations, from borrowings under its credit facility and through incurrence of bridge or other debt financing, any of which may increase the Company’s leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership. At any given time the Company may be engaged in a number of discussions that may result in one or more acquisitions. These opportunities require confidentiality and may involve negotiations that require quick responses by the Company. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company’s securities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10-K under the caption “Risk Factors” and in the Company’s other SEC filings.

SCHEDULE 1

MDC PARTNERS INC.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(US$ in 000s, except share and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014

Revenue	$336,606	$299,356	$638,828	$574,210

Operating Expenses:
Cost of services sold	225,042	188,875	435,461	370,343
Office and general expenses	53,075	71,436	127,383	142,772
Depreciation and amortization	14,007	9,917	26,307	20,399
	292,124	270,228	589,151	533,514

Operating profit	$44,482	29,128	49,677	40,696

Other Income (Expenses):
Other, net	4,348	7,564	(13,692)	993
Interest expense and finance charges	(13,288)	(13,882)	(28,384)	(26,641)
Interest income	105	42	224	182

Income from continuing operations before income taxes
and equity in non-consolidated affiliates	35,647	22,852	7,825	15,230

Income tax expense	4,679	3,376	625	3,030

Income from continuing operations before equity in non-consolidated affiliates	30,968	19,476	7,200	12,200
Equity in earnings of non-consolidated affiliates	104	79	455	142

Income from continuing operations	31,072	19,555	7,655	12,342
Income (loss) from discontinued operations attributable to MDC Partners Inc., net of taxes	1,329	(1,336)	(4,965)	(1,607)
Net income	32,401	18,219	2,690	10,735
Net income attributable to the noncontrolling interests	(2,841)	(1,749)	(5,221)	(3,111)
Net income (loss) attributable to MDC Partners Inc.	$29,560	$16,470	$(2,531)	$7,624

Income (loss) Per Common Share:
Basic:
Income from continuing operations attributable to MDC
Partners Inc. common shareholders	$0.57	$0.36	$0.05	$0.19
Discontinued operations attributable to MDC
Partners Inc. common shareholders	$0.03	$(0.03)	$(0.10)	$(0.03)
Net income (loss) attributable to MDC Partners Inc.
common shareholders	$0.60	$0.33	$(0.05)	$0.16

Diluted:
Income from continuing operations attributable to MDC
Partners Inc. common shareholders	$0.56	$0.35	$0.05	$0.18
Discontinued operations attributable to MDC
Partners Inc. common shareholders	$0.03	$(0.03)	$(0.10)	$(0.03)
Net Income (loss) attributable to MDC Partners Inc.
common shareholders	$0.59	$0.32	$(0.05)	$0.15

Weighted Average Number of Common Shares Outstanding:
Basic	49,859,300	49,546,062	49,807,419	49,442,770
Diluted	50,399,936	50,195,321	50,365,119	50,106,545

SCHEDULE 2

MDC PARTNERS INC.
UNAUDITED RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA
(US$ in 000s, except percentages)

For the Three Months Ended June 30, 2015

	Strategic	Performance
	Marketing	Marketing
	Services	Services	Corporate	Total

Revenue	$270,091	$66,515	$-	$336,606

Net income attributable to MDC Partners Inc.				$29,560
Adjustments to reconcile to Operating profit (loss):
Net income attributable to the noncontrolling interests				2,841
Income from discontinued operations attributable to
MDC Partners Inc., net of taxes				(1,329)
Equity in earnings of non-consolidated affiliates				(104)
Income tax expense				4,679
Interest expense and finance charges, net				13,183
Other, net				(4,348)
Operating profit (loss)	$33,434	$16,259	$(5,211)	$44,482
margin	12.4%	24.4%		13.2%

Additional adjustments to reconcile to Adjusted EBITDA:
Depreciation and amortization	6,492	5,790	1,725	14,007
Stock-based compensation	4,087	838	389	5,314
Acquisition deal costs	215	90	537	842
Deferred acquisition consideration adjustments to P&L	(2,200)	(10,541)	-	(12,741)
Profit distributions from non-consolidated affiliates	-	176	112	288
Other items, net **	-	-	(4,718)	(4,718)

Adjusted EBITDA *	$42,028	$12,612	$(7,166)	$47,474
margin	15.6%	19.0%		14.1%

* Adjusted EBITDA is a non-GAAP measure, but as shown above it represents operating profit (loss) plus depreciation and amortization, stock-based compensation, acquisition deal costs, deferred acquisition consideration adjustments, profit distributions from affiliates, and other items.

** Other items includes both (i) one-time gains related to the former CEO's repayment to the Company for certain perquisites and expenses ($8.6 million) and (ii) legal fees and other expenses relating to the ongoing SEC investigation ($3.9 million).

SCHEDULE 3

MDC PARTNERS INC.
UNAUDITED RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA
(US$ in 000s, except percentages)

For the Three Months Ended June 30, 2014

	Strategic	Performance
	Marketing	Marketing
	Services	Services	Corporate	Total

Revenue	$230,117	$69,239	$-	$299,356

Net income attributable to MDC Partners Inc.				$16,470
Adjustments to reconcile to Operating profit (loss):
Net income attributable to the noncontrolling interests				1,749
Loss from discontinued operations attributable to
MDC Partners Inc., net of taxes				1,336
Equity in earnings of non-consolidated affiliates				(79)
Income tax expense				3,376
Interest expense and finance charges, net				13,840
Other, net				(7,564)
Operating profit (loss)	$35,947	$5,727	$(12,546)	$29,128
margin	15.6%	8.3%		9.7%

Additional adjustments to reconcile to Adjusted EBITDA:
Depreciation and amortization	5,139	4,345	433	9,917
Stock-based compensation	2,112	930	1,386	4,428
Acquisition deal costs	441	202	341	984
Deferred acquisition consideration adjustments to P&L	1,121	2,950	-	4,071
Profit distributions from non-consolidated affiliates	-	45	311	356

Adjusted EBITDA *	$44,760	$14,199	$(10,075)	$48,884
margin	19.5%	20.5%		16.3%

*Adjusted EBITDA is a non-GAAP measure, but as shown above it represents operating profit (loss) plus depreciation and amortization, stock-based compensation, acquisition deal costs, deferred acquisition consideration adjustments and profit distributions from affiliates.

SCHEDULE 4

MDC PARTNERS INC.
UNAUDITED RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA
(US$ in 000s, except percentages)

For the Six Months Ended June 30, 2015

	Strategic	Performance
	Marketing	Marketing
	Services	Services	Corporate	Total

Revenue	$510,527	$128,301	$-	$638,828

Net loss attributable to MDC Partners Inc.				$(2,531)
Adjustments to reconcile to Operating profit (loss):
Net income attributable to the noncontrolling interests				5,221
Loss from discontinued operations attributable to
MDC Partners Inc., net of taxes				4,965
Equity in earnings of non-consolidated affiliates				(455)
Income tax expense				625
Interest expense and finance charges, net				28,160
Other, net				13,692
Operating profit (loss)	$52,265	$17,068	$(19,656)	49,677
margin	10.2%	13.3%		7.8%

Additional adjustments to reconcile to Adjusted EBITDA:
Depreciation and amortization	12,915	11,220	2,172	26,307
Stock-based compensation	6,611	1,959	1,189	9,759
Acquisition deal costs	664	96	956	1,716
Deferred acquisition consideration adjustments to P&L	(652)	(9,841)	-	(10,493)
Profit distributions from non-consolidated affiliates	304	206	120	630
Other items, net **	-	-	1,044	1,044

Adjusted EBITDA *	$72,107	$20,708	$(14,175)	78,640
margin	14.1%	16.1%		12.3%

* Adjusted EBITDA is a non-GAAP measure, but as shown above it represents operating profit (loss) plus depreciation and amortization, stock-based compensation, acquisition deal costs, deferred acquisition consideration adjustments, profit distributions from affiliates, and other items.

** Other items includes both (i) one-time gains related to the former CEO's repayment to the Company for certain perquisites and expenses ($8.6 million) and (ii) legal fees and other expenses relating to the ongoing SEC investigation ($9.7 million).

SCHEDULE 5

MDC PARTNERS INC.
UNAUDITED RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA
(US$ in 000s, except percentages)

For the Six Months Ended June 30, 2014

	Strategic	Performance
	Marketing	Marketing
	Services	Services	Corporate	Total

Revenue	$444,921	$129,289	$-	$574,210

Net income attributable to MDC Partners Inc.				$7,624
Adjustments to reconcile to Operating profit (loss):
Net income attributable to the noncontrolling interests				3,111
Loss from discontinued operations attributable to
MDC Partners Inc., net of taxes				1,607
Equity in earnings of non-consolidated affiliates				(142)
Income tax expense				3,030
Interest expense and finance charges, net				26,459
Other, net				(993)
Operating profit (loss)	$59,997	$3,722	$(23,023)	$40,696
margin	13.5%	2.9%		7.1%

Additional adjustments to reconcile to Adjusted EBITDA:
Depreciation and amortization	10,287	9,177	935	20,399
Stock-based compensation	4,251	2,207	2,338	8,796
Acquisition deal costs	596	786	673	2,055
Deferred acquisition consideration adjustments to P&L	5,566	6,527	-	12,093
Profit distributions from non-consolidated affiliates	-	283	354	637

Adjusted EBITDA *	$80,697	$22,702	$(18,723)	$84,676
margin	18.1%	17.6%		14.7%

*Adjusted EBITDA is a non-GAAP measure, but as shown above it represents operating profit (loss) plus depreciation and amortization, stock-based compensation, acquisition deal costs, deferred acquisition consideration adjustments and profit distributions from affiliates.

SCHEDULE 6

MDC PARTNERS INC.
UNAUDITED ADJUSTED EBITDA AVAILABLE FOR GENERAL CAPITAL PURPOSES
(US$ in 000s)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Adjusted EBITDA (1)	$47,474	$48,884	$78,640	$84,676
Net income attributable to noncontrolling interests	(2,841)	(1,749)	(5,221)	(3,111)
Capital expenditures, net (2)	(3,812)	(2,604)	(9,112)	(5,100)
Cash taxes	(175)	(35)	(715)	(118)
Cash interest, net & other (3)	(12,893)	(12,723)	(25,544)	(24,054)

Adjusted EBITDA Available for General Capital Purposes (4)	$27,753	$31,773	$38,048	$52,293

(1) Adjusted EBITDA is a non GAAP measure. See schedules 2 through 5 for a reconciliation of Net income (loss) to Adjusted EBITDA.

(2) Capital expenditures, net represents capital expenditures net of landlord reimbursements.

(3) Cash interest, net & other represents the quarterly accrual of cash interest under our Senior Notes.

(4) Adjusted EBITDA Available for General Capital Purposes is a non-GAAP measure, and represents funds available for repayment of debt, acquisitions, deferred acquisition consideration, dividends, and other general corporate initiatives.

SCHEDULE 7

MDC PARTNERS INC.
UNAUDITED CONSOLIDATED BALANCE SHEETS
(US$ in 000s)

	June 30,	December 31,
	2015	2014

Assets
Current Assets:
Cash and cash equivalents	$34,851	$113,348
Cash held in trusts	206,098	6,419
Accounts receivable, net	413,964	355,295
Expenditures billable to clients	46,548	40,202
Other current assets	40,952	36,978
Total Current Assets	742,413	552,242

Fixed assets, net	59,206	60,240
Investment in non-consolidated affiliates	10,027	6,110
Goodwill	878,366	851,373
Other intangible assets, net	83,494	86,121
Deferred tax assets	19,893	18,758
Other assets	55,248	74,046
Total Assets	$1,848,647	$1,648,890

Liabilities, Redeemable Noncontrolling Interests and Shareholders' Deficit
Current Liabilities:
Accounts payable	$303,152	$316,285
Trust liability	206,098	6,419
Accruals and other liabilities	364,331	264,854
Advance billings	156,658	142,608
Current portion of long term debt	515	534
Current portion of deferred acquisition consideration	106,334	90,804
Total Current Liabilities	1,137,088	821,504

Long-term debt, less current portion	741,780	742,593
Long-term portion of deferred acquisition consideration	114,533	114,564
Other liabilities	45,627	45,861
Deferred tax liabilities	83,402	77,997
Total Liabilities	2,122,430	1,802,519

Redeemable Noncontrolling Interests	148,401	194,951

Shareholders' Deficit
Common shares	268,850	265,818
Charges in excess of capital	(278,484)	(209,668)
Accumulated deficit	(492,164)	(489,633)
Accumulated other comprehensive loss	(2,152)	(7,752)
MDC Partners Inc. Shareholders' Deficit	(503,950)	(441,235)
Noncontrolling Interests	81,766	92,655
Total Shareholders' Deficit	(422,184)	(348,580)

Total Liabilities, Redeemable Noncontrolling
Interests and Shareholders' Deficit	$1,848,647	$1,648,890

SCHEDULE 8

MDC PARTNERS INC.
UNAUDITED SUMMARY CASH FLOW DATA
(US$ in 000s)

	Six Months Ended June 30,
	2015	2014

Cash flows provided by continuing operating activities	$69,478	$25,255
Discontinued operations	(995)	894
Net cash provided by operating activities	68,483	26,149

Cash flows used in continuing investing activities	(36,073)	(57,186)
Discontinued operations	18,070	(1,145)
Net cash used in investing activities	(18,003)	(58,331)

Net cash used in continuing financing activities	(129,105)	(3,808)
Discontinued operations	(40)	(40)
Net cash used in financing activities	(129,145)	(3,848)

Effect of exchange rate changes on cash and cash equivalents	168	(330)

Net decrease in cash and cash equivalents	$(78,497)	$(36,360)

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